UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 17, 2024
FactSet Research Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11869	13-3362547
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

45 Glover Avenue
Norwalk, Connecticut 06850
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (203) 810-1000
Former name or former address, if changed since last report: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	FDS	New York Stock Exchange LLC
The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On September 19, 2024, FactSet Research Systems Inc. ("FactSet" or the "Company") issued a press release announcing its results for the three and twelve months ended August 31, 2024. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein. The information furnished pursuant to this Item 2.02 (Results of Operations and Financial Condition), including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Exhibit 99.1 to this Report contains certain financial measures that are considered non-GAAP financial measures as defined in the rules issued by the Securities and Exchange Commission (the "Commission"). Exhibit 99.1 to this Report also contains the reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles, as well as the reasons why the Company’s management believes that presentation of the non-GAAP financial measures provides useful information to investors regarding FactSet’s results of operations and, to the extent material, a statement disclosing any other additional purposes for which the Company’s management uses the non-GAAP financial measures.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 17, 2024, FactSet's Board of Directors (the "Board") amended and restated the Company's Amended and Restated By-Laws (the "Bylaws") effective immediately to revise the ownership threshold for calling a special meeting of stockholders from 50% to 25%. The Bylaws now provide that stockholders of the Company holding at least 25% of FactSet's issued and outstanding capital stock have the ability to call a special meeting of stockholders of the Company, so long as certain requirements set forth in the Bylaws are satisfied.

The foregoing description of the amended and restated Bylaws is qualified in its entirety by reference to the full text of the amended and restated Bylaws, which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.2	FactSet Research Systems Inc. Amended and Restated By-Laws
99.1	Press Release of FactSet Research Systems Inc., dated September 19, 2024, announcing its results for the three and twelve months ended August 31, 2024
104	Cover page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC. (Registrant)

September 19, 2024	By:	/s/ HELEN L. SHAN
Helen L. Shan Executive Vice President, Chief Financial Officer (Principal Financial Officer)